Exhibit 99.1

Rain Enhancement Technologies and Tensor Networks Enter into Definitive Merger Agreement for Strategic Business Combination

Combination Adds Patent-Pending AI Infrastructure Security Technology to RAIN’s Platform; Eric Frazier and Randy Seidl to Lead Combined Company

NAPLES, Fla. and SUNNYVALE, Calif., November 12, 2026 - Rain Enhancement Technologies Holdco, Inc. (Nasdaq: RAIN) (“RAIN”), the leading provider of ionization weather modification technology, and Tensor Networks (“Tensor Networks”), a privately held developer of predictive AI technology built around the company’s “Safe AI” approach to infrastructure security, today announced that they have entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated November 12, 2026, under which Tensor Networks will become a wholly owned subsidiary of RAIN upon closing. The definitive agreement follows the companies’ previously announced binding letter of intent. The transaction is expected to close in February 2027, subject to the satisfaction or waiver of closing conditions set forth in the Merger Agreement.

Founded in 2019, Tensor Networks develops predictive AI infrastructure technology, including its patent-pending Predictive Tensor Control Plane (PTCP) and Tensor Network Quantum Gravity (TNQG) frameworks. Tensor Networks describes its approach as “Safe AI.” PTCP combines predictive workload orchestration with topological caging, an approach designed to isolate AI workloads behind independent hardware boundaries intended to help contain threats and limit data exfiltration or lateral movement across AI infrastructure.

Upon closing, Rain Enhancement Technologies, Inc., an existing wholly owned subsidiary of RAIN and its operating business (“RET”), and Tensor Networks would each operate as a wholly owned operating subsidiary of RAIN, pursuing its own commercial strategy under its own management team. As a result, RAIN will become a multi-technology holding company. Each of the operating companies will leverage shared general and administrative resources.

The transaction also reflects the growing importance of securing the infrastructure that powers artificial intelligence. As AI adoption accelerates across government, defense, and enterprise networks, the systems that route and process AI workloads have become an increasingly attractive target. Tensor Networks says PTCP is designed to work alongside existing enterprise security platforms (SIEM) and to trigger hardware-level safeguards intended to help contain threats and limit lateral movement - an approach the company has developed and tested in part through three U.S. Air Force contracts it has been awarded and delivered against.

Transaction Highlights:

●	All-stock transaction, with 100% of Tensor Networks’ securities rolling into RAIN.

●	Tensor Networks’ equity holders expected to own approximately 90% of the fully diluted equity of the combined company, with RAIN’s existing shareholders retaining approximately 10%, in each case prior to dilution from the contemplated financing described below.

●	All outstanding indebtedness of RAIN and its subsidiaries is to be converted, restructured, or forgiven on mutually agreeable terms prior to or substantially concurrently with closing. In addition, all of RAIN’s outstanding Class B common stock is to be converted into Class A common stock before closing.

●	RAIN and Tensor Networks will seek equity or equity-related financing to close concurrently with or immediately before the merger. Tensor Networks’ obligation to close is subject to RAIN receiving at least $25 million in gross proceeds from the financing and other sources, before transaction expenses and amounts payable or reserved in connection with RAIN’s debt restructuring.

●	Eric Frazier, Founder and CEO of Tensor Networks, will become Chief Executive Officer of RAIN; Randy Seidl, CEO of RAIN, will become President of RAIN, with both reporting to the combined company’s board of directors.

●	Harry You is expected to serve as non-executive chairman of a seven-member board, with four directors designated by Tensor Networks, two designated by RAIN and one mutually agreed by the companies.

●	RAIN insiders, Tensor Networks insiders, and Tensor Networks employees will be subject to lock-up agreements of 12–18 months following closing.

●	The transaction remains subject to shareholder approval in accordance with applicable Nasdaq listing rules, Nasdaq granting RAIN’s pending request for continued listing, Nasdaq approval of the combined company’s initial listing application, and other customary closing conditions.

Transaction Details and Expected Timing

Under the Merger Agreement, a wholly owned subsidiary of RAIN will merge with and into Tensor Networks, with Tensor Networks surviving as a wholly owned subsidiary of RAIN. The boards of directors of both companies have unanimously approved the Merger Agreement and the transaction.

The companies will work together to secure the contemplated financing on mutually acceptable terms. The financing proceeds will be used solely to pay transaction expenses and fund Tensor Networks’ growth and working capital, with net proceeds after transaction expenses to be contributed by RAIN to Tensor Networks immediately after receipt. There can be no assurance that the financing will be obtained on acceptable terms or at all.

Completion of the transactions remains subject to the satisfaction or waiver of certain closing conditions, including receipt of the required shareholder approvals; mailing of RAIN’s definitive information statement at least 20 calendar days before closing; approval for listing on Nasdaq of the RAIN Class A common stock required to be issued under the Merger Agreement, subject only to official notice of issuance; required regulatory approvals; execution and delivery of the lock-up and voting agreements; filing of the required charter amendment; completion of the RAIN debt restructuring and Class B conversion; satisfaction or waiver of the minimum gross-proceeds condition described above; and a closing condition regarding the separation of the RAIN business. Other conditions include the accuracy of the parties’ representations and warranties under the standards specified in the Merger Agreement, material compliance with covenants, absence of a continuing material adverse effect for either party, and Tensor Networks having no outstanding indebtedness for borrowed money.

RAIN intends to obtain its required shareholder approval by written consent and to file an information statement with the SEC. The Merger Agreement contemplates a reverse stock split to the extent applicable and deemed necessary in connection with Nasdaq listing requirements, and charter amendments including a change in RAIN’s corporate name and elimination of the Class B common stock, at the effective time or another time agreed in writing by the parties. The final corporate name, any trading-symbol change and the reverse stock split ratio remain subject to confirmation.

The Merger Agreement also contemplates a registration rights agreement for Tensor Networks stockholders, requiring RAIN to file a resale registration statement for eligible shares within 30 days after closing and use reasonable best efforts to obtain effectiveness within 90 days after closing, or 120 days if reviewed by the SEC, subject to applicable law and SEC requirements.

The Merger Agreement further contemplates a new equity incentive plan, subject to closing and shareholder approval, with an initial reserve equal to 5% of the post-closing fully diluted shares and an annual increase of up to 5%, or a lesser amount determined by the board.

RAIN’s continued Nasdaq listing remains subject to satisfaction of the conditions imposed by the Nasdaq Hearings Panel and applicable listing requirements. There can be no assurance that the companies will obtain the necessary listing approvals, that RAIN will regain and maintain compliance with Nasdaq listing requirements, or that the merger will be consummated on the terms or timeframe currently contemplated, or at all.

About Tensor Networks’ Business

Tensor Networks has been awarded, and has delivered against, three U.S. Air Force contracts that contributed to the development of its technology. Its PTCP and TNQG technologies are patent pending, with post-provisional utility patent applications submitted in 2026.

Advisors

White & Case LLP is serving as legal counsel to RAIN, and TCF Law Group PLLC is serving as Massachusetts legal counsel to RAIN. Ashurst Perkins Coie US LLP is serving as legal counsel to Tensor Networks.

About Rain Enhancement Technologies, Inc.

Rain Enhancement Technologies (“RET”) is a wholly owned subsidiary of RAIN. RET was founded to provide the world with reliable access to water, one of life’s most important resources. To achieve this mission, RET develops, manufactures, and commercializes ionization precipitation generation technology that enhances rainfall and snowpack to address water scarcity challenges. The company is also developing applications for fog mitigation to expand its weather modification capabilities. RET’s chemical-free, solar-powered technology seeks to transform water resource management for businesses, society, and the planet. To learn more, go to www.investor.rainenhancement.com.

About Tensor Networks

Tensor Networks, Inc. is a Sunnyvale, California-based company founded in 2019, developing predictive AI infrastructure technology, including the Predictive Tensor Control Plane (PTCP) and Tensor Network Quantum Gravity (TNQG). Tensor Networks describes PTCP as a “Safe AI” framework that uses topological caging and independent hardware boundaries designed to help contain threats to AI infrastructure. Tensor Networks has been awarded multiple U.S. Air Force contracts supporting development of its technology.

Additional Information and Where to Find It

In connection with the proposed transaction, RAIN intends to file an information statement with the U.S. Securities and Exchange Commission (“SEC”) and other documents regarding the proposed transaction with the SEC. YOU ARE URGED TO READ THE INFORMATION STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. You may obtain a free copy of these materials (when they are available) and other documents filed by RAIN with the SEC at the SEC’s website at www.sec.gov, at the investor relations section of RAIN’s website located at www.investor.rainenhancement.com.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Interests of Directors and Executive Officers

This Press Release does not constitute a solicitation of a proxy. RAIN, Tensor Networks, and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of RAIN in favor of the transaction. Information about RAIN’s directors and executive officers is set forth in RAIN’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on April 15, 2026, including under the headings “Directors, Executive Officers and Corporate Governance”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Certain Relationships and Related Transactions, and Director Independence”, and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/2028293/000121390026044121/ea0282265-10k_rainenhan.htm, and RAIN’s Current Report on Form 8-K filed with the SEC on June 9, 2026, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/2028293/000121390026066794/ea0294070-8k_rain.htm. To the extent holdings of RAIN’s securities by its directors or executive officers have changed since the amounts set forth in RAIN’s Annual Report, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0002028293. Additional information concerning the interests of the participants in the solicitation, which may, in some cases, be different than those of RAIN’s stockholders generally, will be set forth in the information statement relating to the transaction when it becomes available.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” and “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to future performance and anticipated financial impacts of the proposed transaction, the satisfaction of the closing conditions to the proposed transaction, and the timing of the completion of the proposed transaction. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of RAIN and Tensor Networks and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or the inability to consummate the proposed transaction, and the possibility that the terms and conditions set forth in any definitive agreements with respect to the proposed transaction may differ materially from the terms and conditions set forth in the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination and any definitive agreements with respect thereto; (3) the inability to complete the proposed transaction, including due to failure to obtain approval of the shareholders of RAIN and Tensor Networks or other conditions to closing; (4) RAIN’s inability to remain listed on Nasdaq during the pendency of the business combination, and the inability to obtain or maintain the listing of the post-acquisition company’s common stock on Nasdaq following the proposed transaction; (5) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed transaction; (6) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (7) costs related to the proposed transaction; (8) changes in applicable laws or regulations; (9) volatility in RAIN’s stock price following the announcement of the proposed transaction; and (10) other risks and uncertainties included in RAIN’s Annual Report and in the documents filed or to be filed with the SEC by RAIN and Tensor Networks. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. RAIN and Tensor Networks do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. Past performance by RAIN’s and Tensor Networks’ management teams and their respective affiliates is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of RAIN’s and Tensor Networks’ management teams or businesses associated with them as indicative of future performance of an investment or the returns that RAIN or Tensor Networks will, or are likely to, generate going forward.

Media Contacts

Neal Stein
Technology PR Solutions
321-473-7407
nealjstein@techprsolutions.com

Linda Maynard
Rain Enhancement Technologies
(617) 869-4832
linda@rainenhancement.com

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